SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NEIMAN FUNDS (Name of Registrant as Specified in Its Charter)

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NEIMAN FUNDS

6631 Main Street
Williamsville, NY 14221

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 10, 2013

Dear Shareholders:

     The Board of Trustees of the Neiman Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting (the "Special Meeting") of the shareholders of the Neiman Tactical Income Fund, a series of the Trust, to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, on December 10, 2013 at 1:00 p.m., Eastern Time, for the following purpose:

1.	To approve a new Investment Sub-Advisory Agreement between Absolute Capital Management, LLC, and Neiman Funds Management LLC relating to the Neiman Tactical Income Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on October 30, 2013 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

/s/ Harvey Neiman Harvey Neiman, President November 7, 2013

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or fax it to 1-440-526-4446, whether or not you expect to be present at the Special Meeting. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

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NEIMAN FUNDS 6631 Main Street Williamsville, NY 14221

PROXY STATEMENT ____________

SPECIAL MEETING OF SHAREHOLDERS To Be Held December 10, 2013 ____________

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Neiman Funds (the “Trust”), on behalf of the Neiman Tactical Income Fund (the “Fund”), a series of the Trust, for use at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, on December 10, 2013 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof. The purpose of the Meeting is to consider the following proposals:

1. To approve a new Investment Sub-Advisory Agreement between Absolute Capital Management, LLC, and Neiman Funds Management LLC relating to the Neiman Tactical Income Fund.

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on October 30, 2013 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November 8, 2013.

Important Notice Regarding Internet Availability of Proxy Materials

     Copies of the Proxy Statement and the Fund's most recent annual and semi-annual reports, including financial statements and schedules, are available at no charge by visiting www.neimanfunds.com, sending a written request to Neiman Tactical Income Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or calling 1-877-385-2720.

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PROPOSAL 1

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN NEIMAN FUNDS MANAGEMENT LLC AND ABSOLUTE CAPITAL MANAGEMENT, LLC

Background

     PageOne Funds Management, LLC (“PageOne”) had served as the Fund's sub-adviser pursuant to an Investment Sub-Advisory Agreement (the "Previous Sub-Advisory Agreement") between Neiman Funds Management LLC (the “Adviser”) and PageOne. The Board of Trustees of the Trust terminated the Previous Sub-Advisory Agreement effective October 8, 2013, by providing the appropriate notice to PageOne (the “Termination”).

     The Board of Trustees then selected Absolute Capital Management, LLC ("Absolute Capital") as the proposed new sub-adviser for the Fund. At a meeting held on October 8, 2013, the Board of Trustees of the Trust approved, subject to shareholder approval, a proposed new investment sub-advisory agreement (the "New Sub-Advisory Agreement") for the Fund with Absolute Capital. Under the New Sub-Advisory Agreement, Absolute Capital replaces PageOne as the sub-adviser responsible for making day-to-day investment decisions for the Fund.

     During the October 8, 2013 meeting, the Board of Trustees also approved an interim investment sub-advisory agreement (the "Interim Agreement") with Absolute Capital. The Interim Agreement, which was immediately effective for a period of 150 days after the Termination and is substantially similar to the previous agreement with PageOne, provides the Fund with uninterrupted investment management services pending shareholder approval of the proposed New Sub-Advisory Agreement.

     The Investment Company Act of 1940, as amended (the "1940 Act"), requires that investment advisory agreements, including sub-advisory agreements, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders now are being asked to approve the proposed New Sub-Advisory Agreement between Neiman Funds Management LLC and Absolute Capital.

     Approval of the New Sub-Advisory Agreement will not raise the fees paid by the shareholders of the Fund. All fees paid to Absolute Capital under the New Sub-Advisory Agreement are paid entirely by the Adviser and do not affect the fees paid to the Adviser by the Fund. The rate and structure of these fees has changed, as detailed in the New Sub-Advisory Agreement section below. All other terms of the New Sub-Advisory Agreement are materially identical to the Previous Sub-Advisory Agreement with the exception of the effective date, which will be the date shareholders of the Fund approve the New Sub-Advisory Agreement.

The Previous Sub-Advisory Agreement

     The Previous Sub-Advisory Agreement was approved by the sole shareholder of the Fund on June 29, 2012. Under the terms of the Previous Sub-Advisory Agreement, PageOne performed all services

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necessary for the management of the portfolio investments of the Fund, including but not limited to, managing, in its discretion, the investment and reinvestment of all assets acquired by the Fund, including determining what securities and other investments were to be purchased or sold for the Fund and executing transactions accordingly. The Previous Sub-Advisory Agreement also provided that, subject to review by the Board, PageOne would furnish any and all other services that PageOne determined to be necessary or useful to perform its obligations.

     The Previous Sub-Advisory Agreement provided that PageOne would not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of the Previous Sub-Advisory Agreement, except that PageOne would be liable to the Adviser or the Trust for any loss resulting from its breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from PageOne's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Previous Sub-Advisory Agreement. The Previous Sub-Advisory Agreement also stipulated that the Adviser and PageOne would indemnify and hold harmless the other party, any affiliated person of the other party, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the other (“Controlling Person”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) arising under certain enumerated circumstances, provided the other party would not otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Previous Sub-Advisory Agreement.

     For its services, PageOne received an annual sub-advisory fee from the Adviser (not the Fund) equal to 0.00% of the Fund’s average daily net assets during months when the Fund’s average daily net assets were between $0 to $25 million. During months when the Fund’s average daily net assets were between $25 to $50 million, the sub-advisory fee equaled an annual rate of 0.20% of all Fund assets. During months when the Fund’s average daily net assets were between $50 to $100 million, the sub-advisory fee equaled an annual rate of 0.30% of all Fund assets. During months when the Fund’s average daily net assets are above $100 million, the sub-advisory fee equaled an annual rate of 0.25% of all Fund assets. For the fiscal period ended March 31, 2013, the aggregate fees paid to PageOne by the Adviser was $55,365.

     The Board of Trustees terminated this agreement effective October 8, 2013 after considering the performance of PageOne and the Fund and differences between the Adviser and PageOne regarding the future direction of the Fund. In conjunction with this termination, the Board of Trustees approved an interim sub-advisory agreement that took effect upon the expiration of the Previous Sub-Advisory Agreement. The Interim Agreement and the Previous Sub-Advisory Agreement are identical in all material respects, including the compensation paid to the sub-adviser. Absolute Capital will serve as investment sub-adviser pursuant to the Interim Agreement for the earlier of 150 days from October 8, 2013 or until the New Sub-Advisory Agreement is approved by shareholders.

The New Sub-Advisory Agreement

     Subject to shareholder approval, the Adviser and the Trust will enter into the New Sub-Advisory Agreement with Absolute Capital. The New Sub-Advisory Agreement will become effective upon shareholder approval, and is attached as Exhibit A. You should read the New Sub-Advisory Agreement.

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     The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Previous Sub-Advisory Agreement, with the exception of the effective date and the sub-adviser’s fee, for which the rates and asset base from which the fee is calculated have changed. All fees paid to Absolute Capital will continue to be paid by the Adviser and, accordingly, approval of the New Sub-Advisory Agreement will not raise the fees paid by the shareholders of the Fund. Additional information about the sub-advisory fees is available below and in the Previous Sub-Advisory Agreement section above.

     The New Sub-Advisory Agreement’s effective date will be the date shareholders of the Fund approve the Agreement. The New Sub-Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (i) the Board of Trustees or (ii) a vote of a majority of outstanding voting securities (as defined on page 7 of this Proxy Statement), provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Absolute Capital (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, (i) by the Board of Trustees, (ii) by a vote of the majority of outstanding voting securities of the fund, or (iii) by Absolute Capital. The New Sub-Advisory Agreement automatically and immediately terminates in the event of an "assignment", as defined in the 1940 Act.

     The New Sub-Advisory Agreement provides that Absolute Capital will perform all services necessary for the management of the portfolio investments of the Fund, including but not limited to, managing, in its discretion, the investment and reinvestment of all assets acquired by the Fund, including determining what securities and other investments are to be purchased or sold for the Fund and executing transactions accordingly. In addition, Absolute Capital will furnish any and all other services that Absolute Capital determines, subject to review by the Board, to be necessary or useful to perform its obligations or as the Board requests from time to time.

     The New Sub-Advisory Agreement provides that Absolute Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of the New Sub-Advisory Agreement, except that Absolute Capital will be liable to the Adviser or the Trust for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from its willful misfeasance, bad faith or negligence on in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement also stipulates that the Adviser and Absolute Capital will indemnify and hold harmless the other party, any affiliated person of the other party, and each Controlling Person against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) arising under certain enumerated circumstances, provided the other party would not otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Sub-Advisory Agreement.

     Under the New Sub-Advisory Agreement, Absolute Capital will receive from the Adviser a sub-advisory fee for the Fund, payable monthly, at the annual rates noted below as a percentage of the gross management fee paid by the Fund to the Adviser (the “Gross Management Fee”). The Gross Management Fee is currently at set at one-percent (1.00%) annually of the Fund’s average daily net assets. During the months when the Fund's average daily net assets are equal to or less than $25 million, the sub-advisory fee

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will be equal to 0% of the Gross Management Fee. During the months when the Fund's average daily net assets are greater than $25 million, but equal to or less than $100 million, the sub-advisory fee will be equal to 25% of the Gross Management Fee. During the months when the Fund's average daily net assets are greater than $100 million, the sub-advisory fee will be equal to a rate of 30% of the Gross Management Fee.

Comparison of Fees

     For the fiscal period ended March 31, 2013, the aggregate fee paid to the sub-adviser by the Adviser was $55,365. If the fee structure contained in the New Sub-Advisory Agreement been in effect for the fiscal period ended March 31, 2013, the aggregate fee paid to the sub-advisor by the Adviser would have increased by 25% to $69,207. This is based on the fact that the fees would have increased during months when the Fund’s average daily net assets were between $25 million to $50 million.

Information Concerning Absolute Capital Management, LLC.

     Absolute Capital Management, LLC is an investment adviser registered under the Investment Advisers Act of 1940 and had $290 million in assets under management as of June 30, 2013. Absolute Capital is located at 101 Pennsylvania Boulevard, Pittsburgh, PA 15228.

     Absolute Capital is managed by Phillip Brenden Gebben and Matthew Osborn, both of whom are Managing Directors of Absolute Capital and can be contacted at Absolute Capital’s address listed above. Matthew Hardin is Absolute Capital’s Chief Compliance Officer. Mr. Hardin is the owner of Hardin Compliance Consulting LLC, a firm specializing in providing compliance consulting and support services to various registered investment advisers, broker-dealers, investment companies and private funds. Mr. Hardin’s address is 290 Northgate Drive, Warrendale, PA 15086.

Evaluation By The Board Of Trustees

     At meetings of the Board of Trustees held on October 8, 2013, the Board, including the Independent Trustees, considered whether to approve the New Sub-Advisory Agreement with Absolute Capital. After careful consideration of the factors deemed relevant to the Trust and the Fund, the Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement, subject to shareholder approval.

     In reviewing the Agreements, the Board of Trustees received materials from the Sub-Adviser that had been requested by the Trust’s counsel addressing the following factors: (i) the investment performance of the Sub-Adviser; (ii) the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

     The Board discussed the background and investment management experience of the new Sub-Adviser's professional staff. The Sub-Adviser’s representative reviewed his and the firm’s history, background and financial industry experience. He further explained to the Board his vision and hopes for managing and growing the Fund and answered questions from the Trustees and legal counsel concerning his expertise and firm’s background. The Sub-Adviser’s representative discussed the investment strategy

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the Sub-Adviser will use in managing the Fund, noting that the strategy will remain the same, relying mainly on tactical moves between high yield securities and other investments. It was noted at this time that the Sub-Adviser has never managed a mutual fund before, only individual client portfolios. The Sub-Adviser’s representative stated that the investment strategy for the Fund will be slightly different than that used for the separate accounts due to the diversification rules for the Fund. The Board reviewed the performance of individual client portfolios managed by the Sub-Adviser that use a comparable strategy and concluded that the performance of these accounts were generally strong over both the short and long term. It was noted that the investment advisory services rendered by the new Sub-Adviser to the Fund, including investment decisions and trades executions, will be provided by Mr. Gebben. The Sub-Adviser’s representative discussed proposed marketing and sale efforts that will be used to grow the Fund.

     The Trustees reviewed the nature, extent and quality of the services to be provided by the Sub-Adviser, and analyzed the Sub-Adviser's experience and capabilities. The representatives of the Sub-Adviser reviewed and discussed with the Board the Sub-Adviser’s Form ADV, internal compliance policies and the Code of Ethics certifications, each of which had been previously provided to the Board. They also reviewed the Sub-Adviser’s financial information and discussed the firm’s ability to meet its obligations under the Agreements. The Board concluded that the nature and extent of the services to be provided by the Sub-Adviser were consistent with their expectations. The Trustees also concluded that the Sub-Adviser has the resources to provide quality advisory services to the Fund.

     The Trustees also reviewed the proposed fees to be paid to the Sub-Adviser, as well as the Sub-Adviser’s expected profits. It was noted that, under the New Sub-Advisory Agreement, all fees paid to the Sub-Adviser will continue to be paid by the Adviser. The Trustees noted that, under the New Sub-Advisory Agreement, the Adviser would pay the Sub-Adviser a sub-advisory fee, to be calculated as a percentage of the gross management fee paid by the Fund to the Adviser (the “Gross Management Fee”). The Trustees noted that there were no other funds managed by the Sub-Adviser, but that the fee was less than comparable fees charged by the Sub-Adviser to similarly managed individual accounts. The Board reviewed a table showing advisory fees paid by comparable funds (the “Peer Group”) and determined that that the proposed sub-advisory fee was lower than the Peer Group average of 0.62% and was reasonable. The Board also concluded that, in light of the asset floor of $25 million to which the Fund must grow before the Sub-Adviser receives any sub-advisory fees, the new Sub-Adviser’s profitability will be at an acceptable level, in light of the extent and quality of the services being provided to the Fund.

     As for potential economies of scale, the Board observed that the New Sub-Advisory Agreement does not contain any breakpoints that reduce the fee rate on assets above specified levels, noting that in particular, the sub-advisory fee increases when the Fund’s average net assets are greater than $100 million. However, the Trustees remarked that the sub-advisory fees are not paid by the Fund, but by the Adviser, and further, the Sub-Adviser is not paid until the Fund's average daily net assets are equal to or greater than $25 million. Additionally, because the Sub-Adviser is receiving a percentage of the Adviser’s fee, the Sub-Adviser’s fee rate will decrease if the Adviser reduces its management fee. The Trustees also recognized that other sub-advisory agreements with competitor funds do not always contain breakpoints. Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

     The Board’s consensus that the fee to be paid the Sub-Adviser pursuant to the Agreements was reasonable, that the overall arrangements provided under the terms of the Agreements were reasonable

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business arrangements, and that the approval of the Agreements were in the best interest of the Fund’s shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

OTHER INFORMATION

Operation of the Fund

     The Fund is a non-diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on January 3, 2003. The Board of Trustees supervises the business activities of the Trust. The Trust currently retains Neiman Funds Management LLC, 6631 Main Street, Williamsville, NY 14221, as its investment adviser. Premier Fund Solutions, Inc., 1939 Friendship Drive, Suite C, El Cajon, CA 92020, manages the Trust’s business affairs and provides the Trust with administrative services. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 acts as the Fund’s transfer agent and fund accountant.

The Proxy

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Special Meeting. A proxy card for voting your shares at the Special Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Sub-Advisory Agreement, and at the discretion of the holders of the proxy, on any other matter that may come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Trust revoking the proxy, or (iii) attending and voting in person at the Special Meeting.

Voting Securities and Voting

     As of the Record Date, 2,076,290.939 shares of beneficial interest of the Fund were issued and outstanding.

     Only shareholders of record on the Record Date are entitled to vote at the Special Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. The presence, in person or by proxy, of the holders of at least one half of the aggregate number of shares of a Trust entitled to vote is necessary to constitute a quorum at the Special Meeting.

     Approval of the New Sub-Advisory Agreement requires the approval of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting

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securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company, whichever is less.

     Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

     The NYSE considers approval of new investment advisory agreements to be a non-routine matters that affects substantially shareholders' rights or privileges. Consequently, brokers holding shares of the Fund on behalf of clients may not vote on Proposal 1 absent instructions from the beneficial owners of the shares.

     Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

     If (i) a quorum is not present at the meeting, or (ii) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

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Security Ownership of Management

     There were no Trustees or Officers of the Trust who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of the Fund on the Record Date.

     Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

     Mr. Harvey Neiman owns less than 1% of the Trust as a whole. As a group, the Trustees (including Mr. Harvey Neiman) and Officers of the Trust own less than 1% of the outstanding shares of the Trust as a whole. As a result, Mr. Harvey Neiman individually, and the Trustees and Officers as a group, are not deemed to control the Trust.

Security Ownership of Certain Beneficial Owners

     The following list indicates the shareholders (other than those Trustees and Officers listed above) who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

		Percentage of
	Amount and Nature	Outstanding
Name and Address of	of Beneficial	Shares of the
Beneficial Owner	Ownership	Fund
National Financial Services
For Benefit of Customers	1,174,536.146 Shares	56.57%
One World Financial Center	of Record
200 Liberty Street, 5th Floor
New York, NY 10281-1003
Pershing LLC
For Benefit of Customers	524,274.344 Shares	25.25%
One Pershing Plaza	of Record
Jersey City, NJ 07399
Mid Atlantic Capital Corporation
For Benefit of Customers	115,914.908 Shares	5.58%
1251 Waterfront Place, Suite 510	of Record
Pittsburg, PA 15222

     As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Trust as whole.

Shareholder Proposals and Nominations

     The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy

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materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Daniel Neiman, Secretary, Neiman Funds, 6631 Main Street, Williamsville, NY 14221. Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.

Cost of Solicitation

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Special Meeting and the cost of soliciting proxies will be borne by Neiman Funds Management LLC. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Absolute Capital may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

Other Matters

     The Trust’s Board of Trustees knows of no other matters to be presented at the Special Meeting other than as set forth above. If any other matters properly come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

     If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-877-59-FUNDS, or write the Trust’s transfer agent, Mutual Shareholder Services, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Harvey Neiman Harvey Neiman President

Dated November 7, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 1-440-526-4446.

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EXHIBIT A

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT NEIMAN FUNDS

     THIS AGREEMENT is made as of [________], 2013, by and between Neiman Funds Management LLC (the "Adviser") and Absolute Capital Management, LLC (the "Sub-Adviser”), on behalf of those series of Neiman Funds (the “Trust”), an Ohio business trust, now or hereafter identified on Schedule A (each a "Fund" and collectively, the "Funds").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

     WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

     WHEREAS, the Adviser and the Trust have entered into a Management Agreement, pursuant to which the Adviser manages the investment operations of each Fund and may delegate certain duties of the Adviser to one or more investment sub-adviser(s); and

     WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustee”) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of each Fund;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows with respect to each Fund:

1. Appointment of Sub-Adviser.

     The Adviser hereby appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of the Fund subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

2. Services of Sub-Adviser.

     The Sub-Adviser shall perform all services necessary for the management of the portfolio investments of the Fund, including but not limited to:

     (a) Managing, in its discretion, the investment and reinvestment of all assets, now or hereafter acquired by the Fund, including determining what securities and other investments are to be purchased or sold for the Fund and executing transactions accordingly;

     (b) Transmitting trades to the Fund's custodian for settlement in accordance with the Fund's procedures and as may be directed by the Trust;

     (c) Assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations;

     (d) Making determinations as to the manner in which voting rights and/or any other rights pertaining to the Fund's securities holdings shall be exercised; provided, however, that any such determinations shall be subject to any policies, procedures or directives approved by the Board and provided to the Sub-Adviser;

     (e) Attending and participating in discussions and meetings with the Adviser with respect to Fund investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board, or by the Adviser under authority delegated by the Board to the Adviser, and provided to the Sub-Adviser;

     (f) Supplying reports, evaluations, analyses, statistical data and information to the Adviser, the Board or to the Fund’s officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

     (g) Maintaining all required books and records with respect to the investment decisions, proxy voting and securities transactions for the Fund;

     (h) Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time determines to be necessary or useful to perform its obligations under the Investment Advisory Agreement or as the Board may reasonably request from time to time.

3. Responsibilities of Sub-Adviser.

     In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it will:

     (a) Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder, and the conditions of any order affecting the Trust or a Fund issued thereunder;

     (b) Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

     (c) Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer (including any broker or dealer affiliated with the Trust, the Adviser or any of their affiliates; with listings of such affiliated brokers and dealers to be provided to the Sub-Adviser by the Adviser on an annual basis, and more frequently as changes occur). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will seek the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser will seek favorable prices and commission rates that are reasonable in relation to the benefits received. However, sales of shares of the Trust shall not be a factor considered by the Sub-Adviser in the selection of brokers and dealers to execute portfolio transactions on behalf of the Fund, nor shall the Sub-Adviser enter into any arrangement or understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Fund shares. The Sub-Adviser may select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Sub-Adviser exercises investment discretion. Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion; and

     (d) Adhere to the investment objective, strategies and policies, and procedures of the Trust adopted on behalf of the Fund, which are those stated in the applicable prospectuses and statements of additional information; and

     (e) Adhere to the investment procedures of the Trust adopted on behalf of the Fund as agreed to by the Sub-Adviser.

4. Confidentiality of Information.

     Each party agrees that it will treat confidentially all information provided by another party regarding such other party's business and operations which is not generally known by third parties nor otherwise generally disclosed publicly by such other party, including without limitation the investment activities or holdings of the Fund, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except as is otherwise mutually agreed upon by the parties. Each party agrees that it will not unreasonably withhold its agreement to disclosure of investment activities or holdings. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through disclosure by the party about whom the information relates or becomes public without any wrongful act of the party providing such information or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or by applicable law or regulation.

5. Services Not Exclusive.

     The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

6. Delivery of Documents.

     The Adviser will provide the Sub-Adviser with copies, properly certified or authenticated, of each of the following:

     (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of Ohio (such Declaration of Trust, as presently in effect and as from time to time amended, is herein called the "Declaration of Trust");

(b) the Trust's Bylaws, if any;

     (c) the most recent prospectus(es) and statement(s) of additional information relating to the Fund (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

(d) any and all applicable policies and procedures approved by the Board.

     The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

7. Books and Records.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it under this Agreement.

8. Expenses of the Fund.

     Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Fund. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Fund service providers' fees and expenses, expenses relating to the issue, sale (including any sales loads), redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, and the cost of preparing and distributing reports and notices to shareholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

9. Compensation.

     Except as otherwise provided herein, for the services provided to the Fund and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with Schedule A attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Fund with respect to compensation under this Agreement.

10. Liability of Sub-Adviser.

     (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Adviser or the Trust for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     (b) The Adviser acknowledges that the Sub-Adviser has no authority or responsibility with respect to the structure of the Fund, the promotion, marketing or sale of the Fund’s shares, the Fund’s relations or dealings with investors and shareholders, the disclosure provided to investors and shareholders or the supervision of the day-to-day activities of the Adviser, any custodian or any administrator to the Fund.

11. Term and Approval.

     This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Fund as of the date set forth on Schedule A when each such Fund is added thereto, and shall continue in effect until the second anniversary of its effective date. The Agreement shall continue in effect for a Fund after the second anniversary of the applicable effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Fund at least annually:

     (a)(i) by the Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund; and

     (b) by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

12. Termination.

     This Agreement may be terminated without payment of any penalty at any time by:

     (a) the Trust with respect to a Fund, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, upon sixty (60) days' written notice to the other parties to this Agreement; or

     (b) the Adviser or the Sub-Adviser with respect to a Fund, upon sixty (60) days' written notice to the other parties to this Agreement.

     Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order.

13. Code of Ethics.

     The Sub-Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

14. Insurance.

     The Sub-Adviser shall maintain for the term of this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

15. Representations and Warranties.

     Each party to this Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. Each party to this agreement further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

16. Representations and Warranties of the Adviser.

     (a) The Adviser and each and every one of its officers, directors, employees and agents, shall comply at all times with all applicable laws pertaining to its business and to the operation of the Fund and to the offering of its shares.

     (b) The Fund is duly organized, validly existing and in good standing under the laws of organization.

     (c) The Fund will operate in accordance with the 1940 Act and in accordance with all applicable laws.

17. Representations and Warranties of the Sub-Adviser.

     (a) The Sub-Adviser and each and every one of its officers, directors, employees and agents, shall comply at all times with all applicable laws pertaining to its business.

     (b) The Sub-Adviser is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

     (c) The Sub-Adviser has full power and authority under applicable laws and its organizational documents to enter into this Agreement and perform all activities and services provided for herein and that there are no impediments, prior or existing, regulatory, self-regulatory, administrative, civil or criminal matters affecting its ability to perform under this Agreement.

     (d) The Sub-Adviser represents that it has adopted written compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws.

18. Indemnification.

     (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Fund which (i) may be based upon the Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement; (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Fund or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; (iii) may be based on the issue, sale and distribution of the Fund’s shares; (iv) may be based on any breach by the Adviser of any representation or warranty, or any failure by the Adviser or the Fund to comply with any agreement contained in the Agreement; or (v) may be based on any action taken or omitted to be taken by the Fund’s administrator or the custodian, to the extent such action or omission is the result of an action or omission of the Adviser; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding anything to the contrary, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-

Adviser of the Fund which (i) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement or (ii) may be based on any breach by the Sub-Adviser of any representation or warranty, or any failure by the Sub-Adviser to comply with any agreement contained in the Agreement; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

19. Amendment of this Agreement.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund.

20. Notices.

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be 6631 Main Street, Williamsville, NY 14221, Attention: Secretary, that of the Adviser shall be 6631 Main Street, Williamsville, NY 14221, Attention: President, and that of the Sub-Adviser shall be Absolute Capital Management, LLC, 101 Pennsylvania Blvd. Pittsburgh, PA 15228. The Sub-Adviser agrees to promptly notify the Adviser and the Trust, and the Adviser and the Trust agree to notify the Sub-Adviser, in writing of the occurrence of any event which could have a material impact on the performance of another party's duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Adviser or the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the notifying party's business activities; (iii) any event that would constitute a change in control of the notifying party; (iv) any material change in the portfolio manager or portfolio management team of a Fund; (v) the existence of any pending or threatened audit, investigation, examination, complaint, legal proceeding or other inquiry (other than routine audits or regulatory examinations or inspections) that may relate to any Fund; and (vi) any material violation of the notifying party's code of ethics. In the case of items (iii) and (iv) above, “promptly” shall mean with sufficient advance notice of the change to enable the Trust to seek shareholder approval, revise the prospectus, or take other necessary action.

21. Miscellaneous.

     This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22. Governing Law and Questions of Interpretation.

     (a) This Agreement shall be governed by, and construed in accordance with, Ohio law, without regard to the conflicts of laws principles thereof, and federal securities laws, including the 1940 Act and the Advisers Act.

     (b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

     (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

23. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

24. Use of the Name "Neiman Funds".

     The Sub-Adviser agrees that it will not use the name "Neiman Funds", any derivative thereof, or the name of the Adviser, the Trust or any Fund except in accordance with such policies and procedures as may be mutually agreed to in writing.

Signature Page to Follow

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Neiman Funds Management LLC By:___________________________ Harvey Neiman Managing Member

Absolute Capital Management, LLC By:___________________________ ______________________________ Managing Member

SCHEDULE A

     The Adviser shall pay the Sub-Adviser, as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the gross management fee paid by the Fund to the Adviser (the “Gross Management Fee”):

Fund’s Annual Sub-Advisory Fee

Neiman Tactical Income Fund Effective Date: [_________], 2013

During the months when the Fund's average daily net assets are equal to or less than $25 million, the sub-advisory fee will be equal to 0% of the Gross Management Fee. During the months when the Fund's average daily net assets are greater than $25 million, but equal to or less than $100 million, the sub-advisory fee will be equal to 25% of the Gross Management Fee. During the months when the Fund's average daily net assets are greater than $100 million, the sub-advisory fee will be equal to a rate of 30% of the Gross Management Fee.

Examples

1.	Assuming the daily average of all Fund assets for a particular month containing 30 days equals $78 million and the Gross Management Fee is one-hundred basis points (1.00%) on an annualized basis, the sub- advisory fee will be equal to 25% of the Gross Management Fee (or 0.25% on an annualized basis). Thus, $78 million would be multiplied by 0.25% to get $195,000. This amount would then be divided by the number of days in the year (365) to find the daily sub-advisory fee, then multiplied by 30 (the number of days in the particular month), which would give the monthly sub-advisory fee of $16,027.40.

2.	Assuming the daily average of all Fund assets for a particular month containing 30 days equals $78 million and the Gross Management Fee has been reduced to eighty basis points (0.80%) on an annualized basis, the sub-advisory fee will be equal to 25% of the Gross Management Fee (or 0.20% on an annualized basis). Thus, $78 million would be multiplied by 0.20% to get $156,000. This amount would then be divided by the number of days in the year (365) to find the daily sub-advisory fee, then multiplied by 30 (the number of days in the particular month), which would give the monthly sub-advisory fee of $12,821.92.

3.	Assuming the daily average of all Fund assets for a particular month containing 31 days equals $138 million and the Gross Management Fee is one-hundred basis points (1.00%) on an annualized basis, the sub- advisory fee will be equal to 30% of the Gross Management Fee (or 0.30%

on an annualized basis). Thus, $138 million would be multiplied by 0.30% to get $414,000. This amount would then be divided by the number of days in the year (365) to find the daily sub-advisory fee, then multiplied by 31 (the number of days in the particular month), which would give the monthly sub-advisory fee of $35,161.64.

4.	Assuming the daily average of all Fund assets for a particular month containing 30 days equals $20 million and the Gross Management Fee is one-hundred basis points (1.00%) on an annualized basis, the sub- advisory fee will be equal to 0% of the Gross Management Fee (or 0% on an annualized basis). Thus, $20 million would be multiplied by 0% to get $0, which means that there would be no monthly sub-advisory fee for that month.

Note: When a particular month occurs during a leap-year, the calculation should be adjusted to change the number of days in the year to 366.

NEIMAN TACTICAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS DECEMBER 10, 2013

     The undersigned shareholder of the Neiman Tactical Income Fund, a series of Neiman Funds, hereby nominates, constitutes and appoints Gregory Getts and Umberto Anastasi proxies, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, on December 10, 2013 at 1:00 p.m., Eastern Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

Proposal 1: Approval of a new Investment Sub-Advisory Agreement between Absolute Capital Management, LLC and Neiman Funds Management LLC, relating to the Neiman Tactical Income Fund.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some
representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

______________________________________________________
Signature	Date

______________________________________________________
Signature (if held jointly)	Date

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE. Mail to: Neiman Funds, 8000 Town Centre Dr., Ste 400, Broadview Heights, OH 44147